                                                                EXHIBIT 10.29

                            GUARANTY (ARBITRATION)


TO:  ITT COMMERCIAL FINANCE CORP.


In consideration of financing provided or to be provided by you to M & M Properties, Inc. ("Dealer"), and for other good and valuable consideration received, we jointly, severally, unconditionally and absolutely guaranty to you, from property held separately, jointly or in community, the immediate payment of all current and future liabilities owed by Dealer to you when due, whether such liabilities are direct or indirect ("Liabilities"). We will pay you on demand the full amount of all sums owed by Dealer to you, together with all costs and expenses (including, without limitation, reasonable attorneys' fees). We also indemnify and hold you harmless from and against all (a) losses, costs and expenses you incur and/or are liable for (including, without limitation, reasonable attorneys' fees) and (b) claims, actions and demands made by Dealer or any third party against you, which in any way relate to any relationship or transaction between you and Dealer.

Our guaranty will not be affected by any: (a) change in the manner, place or terms of payment or performance in any current or future agreement between you and Dealer, the release, settlement or compromise of or with any party liable for the payment or performance thereof or the substitution, release, non-perfection, impairment, sale or other disposition of any collateral thereunder; (b) change in Dealer's financial condition; (c) interruption of relation's between Dealer and you or us; (d) claim or action by Dealer against you; and/or (e) increases or decreases in any credit you may provide to Dealer. We will pay you even if you have not (i) notified Dealer that it is in default of the Liabilities and/or that you have accelerated the payment of all or any part of the Liabilities, or (ii) exercised any of your rights or remedies against Dealer, any other person or any current or future collateral. This Guaranty is assignable by you and will inure to the benefit of your assignee. If Dealer hereafter undergoes any change in its ownership, identity or organizational structure, this Guaranty will extend to all current and future obligations owed to you by such new or changed legal entity.

We irrevocably waive: notice of your acceptance of this Guaranty, presentment, demand, protest, nonpayment, nonperformance, any right of contribution from other guarantors, dishonor, the amount of indebtedness of Dealer outstanding at any time, the number and amount of advances made by you to Dealer in reliance on this Guaranty and any claim or action against Dealer; notice and hearing as to any prejudgment remedy; all other demands and notices required by law; all rights of offset and counterclaims against you or Dealer; all rights in, and notices or demands relating to, any collateral now or hereafter securing any Liabilities (including, without limitation, all rights, notices or demands directly or indirectly relating to the sale or other disposition of such collateral or the manner of such sale or other disposition): all defense to the enforceability of this Guaranty (including, without limitation, fraudulent inducement; and all of our present and future rights and remedies (a) of subrogation to any of your rights or remedies against Dealer, (b) of contribution, reimbursement, indemnification and restoration from Dealer and (c) to assert any other claim or action against Dealer directly or indirectly relating to this Guaranty. All our waivers hereto will survive any termination of this Guaranty.

We have made an independent investigation of the financial condition of Dealer and given this Guaranty based on that investigation and not upon any representation made by you. We have access to current and future Dealer financial information which enables us to remain continuously informed of Dealer's financial condition. This Guaranty will survive any federal and/or state bankruptcy or insolvency action involving Dealer. We are solvent and our execution of this Guaranty will not make us insolvent. If you are required in any action involving Dealer to return or rescind any payment made to or value received by you from or for the account of Dealer, this Guaranty will remain in full force and effect and will be automatically reinstated without any further action by you and notwithstanding any termination of this Guaranty or your release of us. Any delay or failure by you, or your successors or assigns, in exercising any of your rights or remedies hereunder will not waive any such rights or remedies. This Guaranty supersedes all prior oral and written agreements concerning the subject matter hereof. Any oral or other amendment or waiver made or claimed to be made to this Guaranty that is not evidenced by a written document signed by your and our authorized representatives will be null, void and have no force or effect whatsoever. We may terminate this Guaranty by a written notice to you, the termination to be effective sixty (60) days after you receive and acknowledge it, but the termination will not terminate our obligations hereunder arising prior to the effective termination date. The meanings of all terms herein are equally applicable to both the singular and plural forms of such terms.

BINDING ARBITRATION. Except as otherwise specified below, all actions, disputes, claims and controversies under common law, statutory law or in equity of any type or nature whatsoever (including, without limitation, all torts, whether regarding negligence, breach of fiduciary duty, restraint of trade, fraud, conversion, duress, interference, wrongful replevin, wrongful sequestration, fraud in the inducement, or any other tort all contract actions, whether regarding express or implied terms, such as implied convenants of good faith, fair dealing, and the commercial reasonableness of any collateral disposition, or any other contract claim, all claims of deceptive trade practices or lender liability, and all claims questioning the reasonableness or lawfulness of any act), whether arising before or after the date of this Guaranty, and whether directly or indirectly relating to: (a) this Guaranty and/or any amendments and addenda hereto, or the breach, invalidity or termination hereof; (b) any previous or subsequent agreement between you and us; and/or (c) any other relationship, transaction or dealing between you and us (collectively the "Disputes"), will be subject to and resolved by binding arbitration.

All arbitration hereunder will be pursuant to either: (a) the Code of Procedure in effect from time to time ("Code") of the National Arbitration Forum ("NAF"), currently located at 2124 Dupont Avenue South, Minneapolis, Minnesota 55405; or
(b) the Commercial Arbitration Rules ("Rules") in effect from time to time of the American Arbitration Association ("AAA"), currently located at 140 West 51st Street, New York, New York 10020-1203. The party first filing any claim for arbitration shall designate which arbitration procedures are to be applied for all Disputes between you and us, although if either the NAF or AAA is dissolved, the procedures of the remaining arbitration body must be used. A copy of the Code, Rules and any fee schedule of the NAF or AAA may be obtained by contacting the NAF or AAA, as applicable. The parties agree that all arbitrators selected shall be attorneys. The arbitrator(s) will decide if any inconsistency exists between the Code, or Rules, as applicable, and the arbitration provisions contained herein. If any such inconsistency exists, the arbitration provisions contained herein will control and supersede the Code, or Rules, as applicable. The site of all arbitration participatory hearings will be in the Division of the Federal Judicial District of your branch office closest to Dealer. The laws of the State of Alabama will govern this Guaranty; provide, however, that the Federal Arbitration Act ("FAA"), to the extent inconsistent, will supersede the laws of such state and govern. This Guaranty concerns transactions involving commerce among the several states. All arbitration proceedings, including testimony or evidence at hearings, will be kept confidential, although any award or order rendered by the arbitrator(s) or director of arbitration pursuant to the terms of this Guaranty may be entered as a judgment or order and enforced by either party in any state or federal court having competent jurisdiction.

Nothing herein will be construed to prevent your or our use of bankruptcy, receivership, injunction, repossession, replevin, claim and delivery, sequestration, seizure, attachment, foreclosure, dation and/or any other prejudgment or provisional action or remedy relating to any collateral for any current or future debt owed by either party to the other. Any such action or remedy will not waive your or our right to compel arbitration of any Dispute.


CMF 701 10/92
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If either of us brings any other action for judicial relief with respect to any
Dispute, the party bringing such action will be liable for and immediately pay all of the other party's costs and expenses (including attorneys' fees) incurred to stay or dismiss such action and remove or refer such Dispute to arbitration. If either of us brings or appeals in action to vacate or modify an arbitration award and such party does not prevail, such party will pay all costs and expenses, including attorneys' fees, incurred by the other party in defending such action.

Any arbitration proceeding must be instituted: (a) with respect to any Dispute for the collection of any debt owed by either party to the other, within two (2) years after the date the last payment was received by the instituting party; and
(b) with respect to any other Dispute, within two (2) years after the date the incident giving rise thereto occurred, whether or not any damage was sustained or capable of ascertainment or either party knew of such incident. Failure to institute an arbitration proceeding within such period will constitute an absolute bar and waiver to the institution of any proceeding with respect to such Dispute. Except as otherwise stated herein, all notices, arbitration claims, responses, requests and documents will be sufficiently given or served if mailed or delivered: (i) to us at our address specified below: and (ii) to you at 8251 Maryland Avenue, Clayton, Missouri 63105, Attention: General Counsel, or such other address as the parties may specify from time to time in writing. No arbitration hereunder will include, by consolidation, joinder or otherwise, any third party, unless such third party agrees to arbitrate pursuant to the arbitration provisions contained herein and the Code, or Rules, as applicable.

If the arbitration section of this Guaranty or its application is invalid or unenforceable, any legal proceeding with respect to any Dispute will be tried in a court of competent jurisdiction by a judge without a jury. We waive any right to a jury trial in any such proceeding.

THIS GUARANTY CONTAINS BINDING ARBITRATION AND JURY WAIVER PROVISIONS.

Date: August 11, 1994


(1)INDIVIDUAL GUARANTOR(S):                     (2)CORPORATE OR PARTNERSHIP GUARANTOR:

SIGNED By:  /s/ Ralph McCurry        (3)        --------------------------------------------
          ---------------------------           (Name of Corporate or Partnership Guarantor)
(Print Name:  Ralph McCurry          )
-------------------------------------
                                                By:                                      (5)
                                                   --------------------------------------
WITNESS:                             (4)        (Print Name                                )
        -----------------------------                      --------------------------------
(Print Name                                     Title:                                   (6)
           --------------------------)                -----------------------------------


SIGNED By: /s/ Rene  McCurry          (3)       ADDRESS OF GUARANTOR(S):
          ----------------------------
(Print Name:   Rene McCurry           )         --------------------------------------------
            --------------------------
                                                --------------------------------------------
                                       (4)
WITNESS:                                        --------------------------------------------
        ------------------------------
(Print Name
           ---------------------------)



                             (1) NOTARY STATEMENT

On this 11 day of August, 1994, before, me, the subscriber, a Notary Public, personally appeared Ralph McCurry(7) known to me to be the person(s) described in and who executed the above Guaranty (Arbitration), and who acknowledged the execution thereof to be their free act and deed.

My Commission Expires: June 16, 1998    Notary Public: /s/ Carol Cummings
                                                      ------------------------
                                                             (SEAL)


                           (8)SECRETARY'S CERTIFICATE

I herby certify that I am the Secretary of ___________________________________
("Guarantor") and that execution of the above Guaranty (Arbitration) was ratified, approved and confirmed by the Shareholders at a meeting, if necessary, and pursuant to a resolution of the Board of Directors of Guarantor at a meeting of the Board of Directors duly called, and which is currently in effect, which resolution was duly presented, seconded and adopted and reads as follows:
"BE IT RESOLVED that any officer of this corporation is hereby authorized to execute a guaranty of the obligations of _____________________________ ("Dealer") to ITT Commercial Finance Corp. on behalf of the corporation, which instrument may contain such terms as the above named persons may see fit including, but not limited to a waiver of notice of the acceptance of the guaranty; presentment; demand; protest; notices of nonpayment, nonperformance, dishonor, the amount of indebtedness of Dealer outstanding at any time, any legal proceedings against Dealer, and any other demands and notices required by law; any right of contribution from other guarantors; and all effects." IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal on this __ day of ______________, 19__.



                        (SEAL)                                          Secretary:____________________
******************************
(1)Complete Section only if Individual Guarantor(s)                     (5)Signature of Corporate or Partnership Representative
(2)Complete Section only if Corporate or Partnership Guarantor          (6)Title of Corporate or Partnership Representative
(3)Individual Guarantor's Signature                                     (7)Name of Each Individual Guarantor
(4)Signature of Witness to Individual Guarantor's Signature             (8)Complete Section only if Corporate Guarantor
   (Must be ITT CMF Employee)

Date: Aug 2, 1994

(1)INDIVIDUAL GUARANTOR(S):             (2)CORPORATE OR PARTNERSHIP GUARANTOR:

SIGNED By:                      (3)     Falconite, Inc.
          ----------------------        -------------------------------------
(Print Name:                      )       (Name of Corporate or Partnership
            ----------------------           Guarantor)
WITNESS:                        (4)     By: /s/ Michael Falconite            (5)
        ------------------------           ----------------------------------
(Print Name:                      )     (Print Name:  Michael Falconite        )
            ----------------------                  ---------------------------
                                        Title:   President                   (6)

SIGNED By:                      (3)
          ----------------------
(Print Name:                    )       Address of Guarantor(s):
            --------------------
                                        ---------------------------------------

WITNESS:                        (4)     ---------------------------------------
        ------------------------
(Print Name:                      )     ---------------------------------------
            ----------------------


                              (1)NOTARY STATEMENT

On this 2nd day of August, 1994, before me, the subscriber, a Notary Public, personally appeared Michael Falconite(7) known to me to be the person(s) described in and who executed the above Kentucky Collateralized Guaranty (Arbitration), and who acknowledged the execution thereof to be their free act and deed.
                                 Notary Public:  /s/ Angie L. Grimm
                                               ---------------------------
                                                        (SEAL)
My Commission Expires: 6-18, 1998

                           (8)SECRETARY'S CERTIFICATE

     I hereby certify that I am the Secretary of Falconite, Inc. ("Guarantor") and that execution of the above Kentucky Collateralized Guaranty (Arbitration) was ratified, approved and confirmed by the Shareholders at a meeting, if necessary, and pursuant to a resolution of the Board of Directors of Guarantor at a meeting of the Board of Directors duly called, and which is currently in effect, which resolution was duly presented, seconded and adopted and reads as follows:


     "BE IT RESOLVED that any officer of this corporation is hereby authorized to execute a guaranty of the obligations of M & M Properties, Inc. ("Dealer") to ITT Commercial Finance Corp. on behalf of the corporation, which instrument may contain such terms as the above named persons may see fit including, but not limited to a waiver of notice of the acceptance of the guaranty; presentment; demand; protest; notices of nonpayment, nonperformance, dishonor, the amount of indebtedness of Dealer outstanding at any time, any legal proceedings against Dealer and any other demands and notices required by law; any right of contribution from other guarantors; and all offsets."

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal on this __ day of _____________, 19__.

     (SEAL)                             Secretary: ________________________
*******
(1)Complete this Section only if Individual Guarantor(s)
(2)Complete this Section only if Corporate or Partnership Guarantor
(3)Individual Guarantor's Signature
(4)Signature of Witness to Individual Guarantor's Signature (Must be ITT CMF Employee)
(5)Signature of Corporate or Partnership Representative
(6)Title of Corporate or Partnership Representative
(7)Name of Each Individual Guarantor
(8)Complete this Section only if Corporate Guarantor

10/92/5666u